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                                                                    EXHIBIT 99.1

        CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Paul W. Mikus and John V. Cracchiolo hereby certify that:

1. They are the Chief Executive Officer and Chief Financial Officer, respectively, of Endocare, Inc.

2. The Form 10-Q report of Endocare, Inc. that this certification accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.

3. The information contained in the Form 10-Q report of Endocare, Inc. that this certification accompanies fairly presents, in all material respects, the financial condition and results of operations of Endocare, Inc.

Dated: August 14, 2002

                        By: /s/ Paul W. Mikus
                            ----------------------------------------------------
                            Paul W. Mikus
                            Chairman and Chief Executive Officer

                        By: /s/ John V. Cracchiolo
                            ----------------------------------------------------
                            John V. Cracchiolo
                            Chief Operating Officer and Chief Financial Officer